SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Filed by the Registrant                      [X]
                 Filed by a Party other than the Registrant            [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[  ]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

       (Name of Registrant as Specified In Its Charter)
          (IF YOU CHECKED FILED BY REGISTRANT ABOVE" do not fill this in:
          Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2)   Aggregate number of securities to which
                   transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             (4)   Proposed maximum aggregate value of transaction:

             (5)   Total Fee Paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check  box  if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:

                                                                         10/8/98

                          FIDELITY GROWTH COMPANY FUND
                          FIDELITY EMERGING GROWTH FUND
                    FIDELITY NEW MILLENNIUM(REGISTERED) FUND
                                    FUNDS OF
                        FIDELITY MT. VERNON STREET TRUST

              82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                1-800-544-8888

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Growth Company Fund, Fidelity Emerging Growth Fund, and Fidelity New Millennium Fund (the funds) will be held at the office of Fidelity Mt. Vernon Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on January 13, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

      1. To elect a Board of Trustees.
      2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
      3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
      4. To approve an amended management contract for Fidelity Growth Company Fund.
      5. To approve an amended management contract for Fidelity Emerging Growth Fund.
      6. To approve an amended management contract for Fidelity New Millennium Fund.
      7. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Growth Company Fund, Fidelity Emerging Growth Fund and Fidelity New Millennium Fund.
      8. To make Fidelity Growth Company Fund's fundamental policy concerning investments in common stock and securities convertible into common stock non-fundamental.
      9. To amend the fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation for Fidelity Growth Company Fund, Fidelity Emerging Growth Fund and Fidelity New Millennium Fund.

      The Board of Trustees has fixed the close of business on November 16, 1998 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                                      By order of the Board
                                                      of Trustees,
                                                      ERIC D. ROITER,
                                                      Secretary

November 16, 1998

                            YOUR VOTE IS IMPORTANT -
                   PLEASE RETURN YOUR PROXY CARD PROMPTLY.

      SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.



                      INSTRUCTIONS FOR EXECUTING PROXY CARD

      The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

           1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

           2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

           3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


         REGISTRATION                               VALID SIGNATURE

  A. 1)         ABC Corp.                           John Smith, Treasurer
     2)         ABC Corp.                           John Smith, Treasurer
                c/o John Smith, Treasurer

  B. 1)         ABC Corp. Profit Sharing Plan       Ann B. Collins, Trustee
     2)         ABC Trust                           Ann B. Collins, Trustee
     3)         Ann B. Collins, Trustee             Ann B. Collins, Trustee
                u/t/d 12/28/78

 C.  1)         Anthony B. Craft,  Cust.            Anthony B. Craft
                f/b/o Anthony B. Craft, Jr.
                UGMA

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                        FIDELITY MT. VERNON STREET TRUST:
                          FIDELITY GROWTH COMPANY FUND
                          FIDELITY EMERGING GROWTH FUND
                          FIDELITY NEW MILLENNIUM FUND
                         TO BE HELD ON JANUARY 13, 1999

      This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Mt. Vernon Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Growth Company Fund, Fidelity Emerging Growth Fund, and Fidelity New Millennium Fund (the funds) and at any adjournments thereof (the Meeting), to be held on January 13, 1999 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

      The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 16, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $______ (Fidelity Growth Company Fund), $________ (Fidelity Emerging Growth Fund), and $________ (Fidelity New Millennium Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109.

      If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

      All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether a proposal is approved.

      The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $______, (Fidelity Growth Company Fund) and $_______ Fidelity Emerging Growth Fund and $______ Fidelity New Millennium Fund.

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Shares of each fund of the trust issued and outstanding as of September 30, 1998 are indicated in the following table:

       Fidelity Growth Company Fund                X

       Fidelity Emerging Growth Fund               X

       Fidelity New Millennium Fund                X

      As of September 30, 1998 the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.

      To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on September 30, 1998, was as follows:

      Shareholders of record at the close of business on November 16, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

      FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED MAY 31, 1998, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION
AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

      VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 and A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. APPROVAL OF PROPOSALS 4 THROUGH 8 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE
MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

      The following tables summarize the proposals applicable to each fund.

PROPOSAL # Proposal Description                  Applicable Fund(s)

    1.     To elect as Trustees the 12 nominees         All
           presented in proposal 1.
    2.     To  ratify  the  selection  of               All
           PricewaterhouseCoopers   LLP  as
           independent  accountants  of the
           funds.
    3.     To authorize the Trustees to adopt           All
           an    amended    and    restated
           Declaration of Trust.
    4.     To approve an amended management      Fidelity Growth Company
           contract for the fund that would      Fund
           reduce   the    management   fee
           payable  to FMR by the  fund  as

           FMR's  assets  under  management
           increase, change the comparative
           securities    index   used   for
           calculating      the      fund's
           management    fee    performance
           adjustment, and would modify the
           performance           adjustment
           calculations  to  calculate  the
           fund's  investment   performance
           and  that  of  its   comparative
           index to the nearest 0.01%.
    5.     To approve an amended management      Fidelity Emerging Growth
           contract for the fund that would      Fund
           reduce   the    management   fee
           payable  to FMR by the  fund  as
           FMR's  assets  under  management
           increase, change the comparative
           securities    index   used   for
           calculating      the      fund's
           management    fee    performance
           adjustment, and would modify the
           performance           adjustment
           calculations  to  calculate  the
           fund's  investment   performance
           and  that  of  its   comparative
           index to the nearest 0.01%.
    6.     To approve an amended management      Fidelity New
           contract for the fund that would      Millennium Fund
           reduce   the    management   fee
           payable  to FMR by the  fund  as
           FMR's  assets  under  management
           increase,  and would  modify the
           performance           adjustment
           calculations  to  calculate  the
           fund's  investment   performance
           and  that  of  its   comparative
           index to the nearest 0.01%.
    7.     To approve a Distribution and                All
           Service  Plan for the fund which
           describes  all material  aspects
           of the  proposed  financing  for
           the distribution of fund shares.
    8.     To make the fundamental policy         Fidelity Growth Company
           concerning  investment in common       Fund
           stock and securities convertible
           into        common         stock
           non-fundamental.
    9.     To  amend  the   diversification             All
           limitation       to      exclude
           "securities of other  investment
           companies"      from      issuer
           diversification limits.

1.     TO ELECT A BOARD OF TRUSTEES.

      The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Mt. Vernon Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

      All nominees named below are currently Trustees of Fidelity Mt. Vernon Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page) __ and were appointed to the Board in March 1997, January 1997 and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates and William O. McCoy, and Robert C. Pozen each of the nominees is currently a Trustee or General Partner, as the case may be, of 57 registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee or General Partner, as the case may be, of 54 registered investment companies (trusts or partnerships) advised by FMR. Mr. Pozen is currently a Trustee or General Partner, as the case may be, of 51 registered investment companies (trusts or partnership) advised by FMR.

      In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.


           NOMINEE                                 PRINCIPAL OCCUPATION **                           YEAR OF
            (AGE)                                                                                  ELECTION OR
                                                                                                   APPOINTMENT
Ralph F. Cox                   President   of   RABAR   Enterprises  (management                       1991
                               consulting-engineering industry, 1994). Prior to
         (66)                  February  1994,  he  was  President of  Greenhill
                               Petroleum Corporation  (petroleum exploration and
                               production).   Until  March  1990,  Mr.  Cox  was
                               President  and Chief  Operating  Officer of Union
                               Pacific   Resources   Company   (exploration  and
                               production).  He  is  a  Director  of  USA  Waste
                               Services,  Inc. (non-hazardous waste, 1993), CH2M
                               Hill Companies  (engineering),  Rio Grande,  Inc.
                               (oil and gas production),  and Daniel  Industries
                               (petroleum  measurement equipment  manufacturer).
                               In addition, he is a member of advisory boards of
                               Texas A&M  University and the University of Texas
                               at Austin.

Phyllis Burke Davis            Prior to her retirement in September  1991,  Mrs.                       1992
                               Davis was  the Senior Vice President of Corporate
         (67)                  Affairs of Avon Products, Inc.  She is  currently
                               a    Director    of     BellSouth     Corporation
                               (telecommunications),      Eaton      Corporation
                               (manufacturing,  1991),  and the  TJX  Companies,
                               Inc. (retail stores),  and previously served as a
                               Director of Hallmark Cards, Inc.  (1985-1991) and
                               Nabisco Brands, Inc. In addition, she is a member
                               of  the  President's   Advisory  Council  of  The
                               University   of   Vermont   School  of   Business
                               Administration.

Robert M. Gates                Consultant,  author,  and  lecturer  (1993). Mr.                        1997
                               Gates was  Director  of  the Central Intelligence
         (55)                  Agency  (CIA)  from 1991-1993. From 1989 to 1991,
                               Mr. Gates served as Assistant to the President of
                               the United  States and Deputy  National  Security
                               Advisor.  Mr. Gates is a Director of  LucasVarity
                               PLC (automotive  components and diesel  engines),
                               Charles  Stark  Draper  Laboratory  (non-profit),
                               NACCO     Industries,     Inc.     (mining    and
                               manufacturing),  and TRW Inc. (original equipment
                               and  replacement  products).  Mr. Gates also is a
                               Trustee of the Forum for International Policy and
                               of the  Endowment  Association  of the College of
                               William and Mary. In addition,  he is a member of
                               the National Executive Board of the Boy Scouts of
                               America.

*Edward C. Johnson 3d          President,  is  Chairman, Chief Executive Officer                       1982
                               and  a  Director  of  FMR  Corp.;  a Director and
         (68)                  Chairman  of  the  Board  and  of  the  Executive
                               Committee  of FMR;  Chairman  and a  Director  of
                               Fidelity   Investments  Money  Management,   Inc.
                               (1998),  Fidelity  Management  & Research  (U.K.)
                               Inc.,  and Fidelity  Management  & Research  (Far
                               East) Inc.



                                       6

E. Bradley Jones               Prior  to  his  retirement in 1984, Mr. Jones was                       1990
                               Chairman and Chief Executive Officer of LTV Steel
         (71)                  Company.  He is a Director of TRW Inc.  (original
                               equipment and replacement products), Consolidated
                               Rail Corporation,  Birmingham Steel  Corporation,
                               and   RPM,   Inc.   (manufacturer   of   chemical
                               products), and he previously served as a Director
                               of   NACCO    Industries,    Inc.   (mining   and
                               manufacturing,  1985-1995), Hyster-Yale Materials
                               Handling, Inc. (1985-1995),  and Cleveland-Cliffs
                               Inc  (mining),  and as a Trustee  of First  Union
                               Real Estate Investments.  In addition,  he serves
                               as a Trustee of the Cleveland Clinic  Foundation,
                               where he has also been a member of the  Executive
                               Committee  as well as  Chairman  of the Board and
                               President,  a Trustee and member of the Executive
                               Committee of University School (Cleveland), and a
                               Trustee of Cleveland Clinic Florida.

Donald J. Kirk                 Executive-in-Residence   (1995)   at    Columbia                        1987
                               University  Graduate  School  of  Business  and a
         (66)                  financial consultant. From 1987 to January  1995,
                               Mr. Kirk was a Professor  at Columbia  University
                               Graduate  School of Business.  Prior to 1987,  he
                               was   Chairman   of  the   Financial   Accounting
                               Standards  Board.  Mr.  Kirk  is  a  Director  of
                               General  Re  Corporation  (reinsurance),  and  he
                               previously  served  as a  Director  of  Valuation
                               Research  Corp.   (appraisals   and   valuations,
                               1993-1995). In addition, he serves as Chairman of
                               the  Board  of   Directors   of   National   Arts
                               Stabilization  Inc.,  Chairman  of the  Board  of
                               Trustees of the Greenwich  Hospital  Association,
                               Director of the Yale-New  Haven  Health  Services
                               Corp.  (1998),  a Member of the Public  Oversight
                               Board  of the  American  Institute  of  Certified
                               Public  Accountants' SEC Practice Section (1995),
                               and  as  a  Public   Governor  of  the   National
                               Association of Securities Dealers, Inc. (1996).

*Peter S. Lynch                Vice Chairman and Director  of FMR. Prior to  May                       1990
                               31, 1990, he  was a Director of FMR and Executive
         (55)                  Vice President of FMR (a position  he held  until
                               March  31,  1991);  Vice  President  of  Fidelity
                               Magellan  Fund and FMR Growth Group  Leader;  and
                               Managing Director of FMR Corp. Mr. Lynch was also
                               Vice President of Fidelity Investments  Corporate
                               Services (1991-1992). In addition, he serves as a
                               Trustee of Boston  College,  Massachusetts  Eye &
                               Ear  Infirmary,  Historic  Deerfield  (1989)  and
                               Society  for  the  Preservation  of  New  England
                               Antiquities,  and as an Overseer of the Museum of
                               Fine Arts of Boston.

William O. McCoy               Vice President of Finance for the University of                         1997
                               North Carolina (16-school system, 1995). Prior to
         (65)                  his  retirement  in  December 1994, Mr. McCoy was
                               Vice   Chairman   of  the   Board  of   BellSouth
                               Corporation   (telecommunications,    1984)   and
                               President of BellSouth  Enterprises (1986). He is
                               currently  a  Director  of  Liberty   Corporation
                               (holding  company,  1984),  Weeks  Corporation of
                               Atlanta (real estate,  1994),  Carolina Power and
                               Light Company  (electric  utility,  1996) and the
                               Kenan Transport Co. (1996).  Previously, he was a



                                       7

                               Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr.
                               McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel
                               Hill  (1994)  and for the  Kenan-Flager  Business
                               School  (University  of North  Carolina at Chapel
                               Hill, 1988).

Gerald C. McDonough            Chairman  of  G.M.  Management  Group  (strategic                       1989
                               advisory services). Mr. McDonough  is  a Director
         (70)                  of  York International Corp.  (air   conditioning
                               and  refrigeration),  Commercial  Intertech Corp.
                               (hydraulic systems,  building systems,  and metal
                               products,  1992),  CUNO,  Inc.  (liquid  and  gas
                               filtration   products,   1996),   and  Associated
                               Estates   Realty   Corporation   (a  real  estate
                               investment trust,  1993). Mr. McDonough served as
                               a  Director  of   ACME-Cleveland   Corp.   (metal
                               working,   telecommunications,   and   electronic
                               products) from 1987-1996 and  Brush-Wellman  Inc.
                               (metal refining) from 1983-1997).

Marvin L. Mann                 Chairman  of  the Board of Lexmark International,                       1993
                               Inc. (office machines,  1991). Prior  to 1991, he
         (65)                  held   the   positions   of   Vice  President  of
                               International   Business   Machines   Corporation
                               ("IBM")  and  President  and  General  Manager of
                               various IBM divisions and subsidiaries.  Mr. Mann
                               is a Director of M.A.  Hanna Company  (chemicals,
                               1993) and Imation Corp.  (imaging and information
                               storage, 1997).

*Robert C. Pozen               Senior  Vice  President, is also President and  a                       1997
                               Director  of FMR  (1997);  and  President  and  a
         (52)                  Director  of  Fidelity  Investments  Money
                               Management,  Inc. (1998),  Fidelity  Management &
                               Research   (U.K.)  Inc.   (1997),   and  Fidelity
                               Management  & Research  (Far  East) Inc.  (1997).
                               Previously,  Mr. Pozen served as General Counsel,
                               Managing  Director,  and Senior Vice President of
                               FMR Corp.

Thomas R. Williams             President of  The  Wales  Group, Inc. (management                       1989
                               and   financial  advisory   services).  Prior  to
         (70)                  retiring in 1987, Mr. Williams served as Chairman
                               of the Board of First Wachovia  Corporation (bank
                               holding   company),   and   Chairman   and  Chief
                               Executive  Officer of The First  National Bank of
                               Atlanta  and  First  Atlanta   Corporation  (bank
                               holding  company).  He  is  currently a  Director
                               of ConAgra, Inc. (agricultural products), Georgia
                               Power Company (electric  utility),  National Life
                               Insurance Company of Vermont,  American Software,
                               Inc., and AppleSouth, Inc. (restaurants, 1992).

      ** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

      As of September 30, 1998, the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

      If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

      The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended November 30, 1997. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

      The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended November 30, 1997 the committee held four meetings.

      The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended November 30, 1997, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

      The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended November 30, 1997, or calendar year ended December 31, 1997, as applicable.

                                                     COMPENSATION TABLE
                                                             Aggregate            Aggregate
                                Aggregate Compensation   Compensation from    Compensation from   Total Compensation
                                 from Fidelity Growth    Fidelity Emerging      Fidelity New           from the
  Trustees and Members            COMPANY FUND B,C,E     GROWTH FUND B,D,E       Millennium B       FUND COMPLEX*A
  OF THE ADVISORY BOARD           ------------------   ------------------     -----------------   -------------------
  ---------------------

  J. Gary Burkhead **,#            $         0            $        0           $       0              $          0
  Ralph F. Cox                     $     4,160            $      784           $     580              $    214,500
  Phyllis Burke Davis              $     4,069            $      766           $     568              $    210,000
  Richard J. Flynn***              $       252            $       52           $      34              $          0
  Robert M. Gates ****             $     3,270            $      603           $     459              $    176,000
  Edward C. Johnson 3d **          $         0            $        0           $       0              $          0
  E. Bradley Jones                 $     4,101            $      773           $     572              $    211,500
  Donald J. Kirk                   $     4,101            $      773           $     572              $    211,500
  Peter S. Lynch **                $         0            $        0           $       0              $          0
  William O. McCoy*****            $     4,279            $      806           $     593              $    214,500
  Gerald C. McDonough              $     5,044            $      949           $     704              $    264,500
  Edward H. Malone***              $       245            $       50           $      32              $          0
  Marvin L. Mann                   $     4,160            $      784           $     580              $    214,500
  Robert C. Pozen**                $         0            $        0           $       0              $          0
  Thomas R. Williams               $     4,163            $      785           $     581              $    214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees and Advisory Board members of the fund's are compensated by FMR.

*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.

****   Mr. Gates was appointed to the Board of Trustees effective March 1, 1997.

***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees of Fidelity Mt. Vernon Street Trust effective January 1, 1997.

# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1,863, Phyllis Burke Davis, $1,863, Richard J. Flynn, $0, Robert M. Gates, $802,
       E. Bradley Jones, $1,863, Donald J. Kirk, $1,863, William O. McCoy, $1,791, Gerald C. McDonough, $2,172, Edward H. Malone, $9, Marvin L. Mann, $1,863, and Thomas R. Williams, $1,863.

D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $350, Phyllis Burke Davis, $350, Richard J. Flynn, $0, Robert M. Gates, $284, E. Bradley Jones, $350, Donald J. Kirk, $350, William O. McCoy, $359, Gerald
       C. McDonough, $407, Edward H. Malone, $2, Marvin L. Mann, $350, and Thomas R. Williams, $350.

E For the fiscal year ended November 30, 1997, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $1,748, Growth Company; Marvin L. Mann, $1,748, Growth Company; Edward H. Malone, $236, Growth Company; Thomas R Williams, $1,544, Growth Company; Ralph F. Cox, $331, Emerging Growth; Edward H. Malone, $48, Emerging Growth; Marvin L. Mann, $331, Emerging Growth; and Thomas R. Williams, $289, Emerging Growth.

      Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.

      Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

      As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

      By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.

      For the funds' most recently completed fiscal years, the firm of Coopers & Lybrand L.L.P. acted as each fund's independent accountants. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.

      The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

      The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

      The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

      Adoption of the New Declaration of Trust will not result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

      Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On September 17, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

      The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

      IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

      SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

      REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

      Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

      Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

      As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

      The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

      FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of

Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

      OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

      In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

      1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on page ___ for Fidelity Growth Company Fund, page ___ for Fidelity Emerging Growth Fund, and page ___ for Fidelity New Millennium Fund.

      2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

      3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

      4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

      5.  The  New  Declaration  of  Trust  deletes  various   technical  and/or
antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

      6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

      7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

      CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4.    TO APPROVE AN AMENDED  MANAGEMENT  CONTRACT  FOR FIDELITY  GROWTH  COMPANY
      FUND.

      The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 2. The Amended Contract modifies (i) three aspects of the management fee that FMR receives from the fund for managing its investments and business affairs, and (ii) one other provision of the fund's existing management contract with FMR (the Present Contract).

      CURRENT MANAGEMENT FEE. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30 %. The Basic Fee rate for the fund's fiscal year ended November 30, 1997 (not including the fee amendments discussed below) was 0.5992%.

      The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the S&P 500 Index (the Current Index), over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum rate of 0.20% if the fund outperforms or underperforms the Current Index by ten percentage points or more over the performance period. Under the Present Contract, FMR received negative Performance Adjustment for the fund's fiscal year ended November 30, 1997, which equaled {0.1236%} of the fund's average net assets for the year.

      PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $426 billion, (2) prospectively change the comparative securities index used to calculate the fund's Performance Adjustment from the Current Index to the Russell 3000 Growth Index (the Proposed Index), (3) modify the Performance Adjustment calculation to round the performance of the fund and the index to the nearest 0.01%, rather than the nearest 1.00%, and (4) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. The financial impact of the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

      IMPACT OF PROPOSED GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $591 billion as of September 30, 1998), the proposed changes to the Group Fee rate reduce FMR's management fee. FMR has already voluntarily implemented the proposed Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended November 30, 1997, the management fee using the proposed Group Fee reductions (including the Performance Adjustment as calculated under the Present Contract ) was 0.4743% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0013% compared to the rate FMR was entitled to receive under the Present Contract 0.4756%.

      IMPACT OF PROPOSED CHANGE IN PERFORMANCE ADJUSTMENT INDEX . To more fully depict the financial effect of the proposed index change, the following figures assume, for fiscal 1997, a complete substitution of the Proposed Index's rolling 36-month historical performance for the rolling 36-month historical performance of the Current Index. Under the terms of the Amended Contract the proposed change in the fund's Performance Adjustment index will actually occur on a gradual basis over the 36-month period after shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page_____ for details.

      For the fund's fiscal year ended November 30, 1997, using the rolling 36-month historical performance of the Proposed Index instead of the historical performance of the Current Index produces a negative Performance Adjustment of {.1239%} of the fund's average net assets for the year. Thus, for fiscal 1997, substituting the Proposed Index's historical performance for the Current Index's performance (and using the Present Contract's Group Fee breakpoints without the proposed reductions and current Performance Adjustment rounding methodology) increases the fund's management fee by $72,326 and raises the management fee rate by 0.0007% of the fund's average net assets for the year compared to the rate FMR was entitled to receive under the Present Contract 0.4756%.

      IMPACT OF PROPOSED CHANGE IN ROUNDING METHODOLOGY. The more precise rounding method for calculating the Performance Adjustment would have no reffect on the management fee rate for the fiscal year ended November 30, 1997.

      COMBINED EFFECT OF PROPOSED FEE CHANGES. Assuming that the proposed Group Fee reductions, the proposed change in Performance Adjustment index and the more precise rounding methodology for the Performance Adjustment had been in effect during fiscal 1997, the fund's total management fee for fiscal 1997 would have decreased by 0.0006% of the fund's average net assets for the year. The future impact of the proposed fee changes will depend on many different factors and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. The proposed change to the Performance Adjustment index will either increase the management fee or reduce it, depending on the performance of the fund and the relative performance of the Proposed Index. Lastly, the more precise performance rounding methodology will result in a more accurate correlation of the fund's performance and resulting management fee amount, to the Proposed Index, and may increase or decrease the Performance Adjustment depending on whether performance would have been rounded up or down.

      PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated January 1, 1995, which was approved by shareholders on December 4, 1994. (For Information on FMR, see the section entitled "Activities and Management of FMR," on page ______.). A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit [__] on page _______. Except for the material modifications discussed in this proposal, the Amended Contract is substantially the same as the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page ______.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.

      MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $426 billion or less. Above $426 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.

      The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add five new, lower breakpoints applicable when group assets are above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page _______.)

                           GROUP FEE RATE BREAKPOINTS

   Average Group                            Average Group
       Assets              Present             Assets              Amended
    ($ billions)          Contract          ($ billions)          Contract
    ------------          --------          ------------          --------

      Over 390             .2700%              390-426             .2700%

                                               426-462             .2650%

                                               462-498             .2600%

                                               498-534             .2550%

                                               Over 534            .2500%


         The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page
-----.)


                            EFFECTIVE GROUP FEE RATES

           Group
          Assets                     Present                    Amended
       ($ billions)                  Contract                  Contract
       ------------                  --------                  --------

            150                       .3371%                    .3371%

            200                       .3284%                    .3284%

            250                       .3219%                    .3219%

            300                       .3163%                    .3163%

            350                       .3113%                    .3113%

            400                       .3067%                    .3067%

            450                       .3026%                    .3024%

            500                       .2994%                    .2982%

            550                       .2967%                    .2942%

      FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $390 billion in 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for September 30, 1998 were approximately $591 billion.

      CHANGE IN PERFORMANCE ADJUSTMENT INDEX.

      COMPARISON OF PROPOSED AND CURRENT PERFORMANCE ADJUSTMENT INDICES. Under the Present Contract, the fund's Performance Adjustment is based on a comparison of the fund's performance (including expenses) to the performance of its Current Index. If the proposal is approved, the fund will change its Performance Adjustment index prospectively to the Proposed Index, the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of the 3,000 U.S. largest domiciled companies in market capitalization terms that are determined by Russell to be "growth" stocks as measured by their price-to-book ratios and forecasted growth values.

      The Proposed Index conforms more closely to the fund's growth investment strategy than the Current Index. The Current Index includes a blend of "growth" and "value" stocks. In contrast, the Proposed Index is a style-specific index that is designed to reflect the performance of "growth" stocks (as opposed to "value" stocks). Similar to the Proposed Index, the fund focuses on growth stocks and generally selects companies for their growth characteristics. In short, the Proposed Index, with its growth orientation, is a more appropriate performance benchmark for the fund than the Current Index.

      IMPLEMENTATION OF CHANGE IN PERFORMANCE ADJUSTMENT INDEX. If the proposal is approved, the change in the fund's Performance Adjustment index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36 month blended index return that reflects the performance of the Proposed Index for the portion of the performance period subsequent to its adoption and the performance of Current Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

      MODIFICATIONS TO PERFORMANCE ADJUSTMENT. Rounding Method. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Current Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Current Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.). Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Proposed Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.

      The more precise rounding method for the Performance Adjustment would not have changed the management fee rate for the fiscal year ended November 30, 1997.

      COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee for the fiscal year ended November 30, 1997, under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) to the management fee the fund would have incurred if the proposed Group Fee reduction, proposed rounding methodology, and the proposed change in Performance Adjustment index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for fiscal 1997 have been calculated using the rolling 36-month historical performance of the Proposed Index during the period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.


                         Present Contract                 Amended Contract                    Difference
                         $                %               $                %               $                %
Basic Fee              60,972,247           0.5992      60,841,271           0.5979       {131,157}          {0.0013}
Performance
Adjustment            {12,579,934}         {0.1236}    {12,507,607}         {0.1229}        73,326            0.0007
                      ------------         --------    ------------         --------        ------            ------
Total Management
Fee                    48,392,494           0.4756      48,333,664           0.4750        {58,830}          {0.0006}

       The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 1997 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the proposed Group Fee reductions, the proposed rounding methodology, and the proposed change in Performance Adjustment index had been in effect during the same period. As with the table above, the Performance Adjustment incorporated in the management fee expense listed for the Amended Contract has been calculated using the rolling 36-month historical performance of the Proposed Index during fiscal 1997.

      The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage, of the fund's average net assets.

                            COMPARATIVE EXPENSE TABLE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                        PRESENT CONTRACT          AMENDED CONTRACT

Management Fee                                0.48%                   0.47%

12b-1                                         None                    None

Other Expenses                                0.24%                   0.24%

Total Fund Operating Expenses                 00.72%                  0.71%

      A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.69% under the Present Contract and 0.68% under the Amended Contract.

      EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                     ------     -------    -------    --------
 Present Contract                    $   7      $  23      $  40      $  89

 Amended Contract                    $   7      $  23      $  40      $  88

      The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

      MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

      MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleveN times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

      The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995 and the modification to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

      INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials that relate to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices,
(ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

      In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and
(j) the information furnished to investors, including the fund's shareholders.

      In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

      INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

      FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

      NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

      EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

      PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

      ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

      OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

      OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

      CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable, and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, the adoption of the Proposed Index, and the proposed modification to the Present Contract's amendment provisions are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.

5.     TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY
      EMERGING GROWTH FUND.

      The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 3. The Amended Contract modifies (i) three aspects of the management fee that FMR receives from the fund for managing its investments and business affairs, and (ii) one other provision of the fund's existing management contract with FMR (the Present Contract).

      CURRENT MANAGEMENT FEE. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.35 %. The Basic Fee rate for the fund's fiscal year ended November 30, 1997 (not including the fee amendments discussed below) was 0.6494%.

      The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the Russell 2000 Index (the Current Index), over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum rate of 0.20% if the fund outperforms or underperforms the Current Index by ten percentage points or more over the performance period. Under the Present Contract, FMR received positive Performance Adjustment for the fund's fiscal year ended November 30, 1997, which equaled 0.1192 % of the funds average net assets for the year.

      PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $426 billion, (2) PROSPECTIVELY change the comparative securities index used to calculate the fund's Performance Adjustment from the Current Index to the Russell Midcap Growth Index (the Proposed Index), (3) modify the Performance Adjustment calculation to round the performance of the fund and the index to the nearest 0.01%, rather than the nearest 1.00%, and (4) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. The financial impact of the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

      IMPACT OF PROPOSED GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $591 billion as of September 30, 1998), the proposed changes to the Group Fee rate reduce FMR's management fee. FMR has already voluntarily implemented the proposed Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended November 30, 1997, the management fee using the proposed Group Fee reductions (including the Performance Adjustment as calculated under the Present Contract ) was 0.7673% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0013% compared to the rate FMR was entitled to receive under the Present Contract 0.7686%.

      IMPACT OF PROPOSED CHANGE IN PERFORMANCE ADJUSTMENT INDEX. To more fully depict the financial effect of the proposed index change, the following figures assume, for fiscal 1997, a complete substitution of the Proposed Index's rolling 36-month historical performance for the rolling 36-month historical performance of the Current Index. Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment index will actually occur on a gradual basis over the 36-month period after shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page_____ for details.

      For the fund's fiscal year ended November 30, 1997, using the rolling 36-month historical performance of the Proposed Index instead of the historical performance of the Current Index calculated using the more precise rounding methodology produces a positive Performance Adjustment of 0.626% of the fund's average net assets for the year. Thus, for fiscal 1997, substituting the Proposed Index's historical performance for the Current Index's performance (and using the Present Contract's Group Fee breakpoints without the proposed reductions) and current Performance Adjustment rounding methodology reduces the fund's management fee by $1,089,809 and lowers the management fee rate by 0.0571% of the fund's average net assets for the year compared to the rate FMR was entitled to receive under the Present Contract 0.7686%. During the fund's fiscal year ended November 30, 1997, the 36-month returns of the Present Index were better than the Proposed Index for 9 of the 12 performance measurement periods. Thus, for fiscal 1997, the proposed change to the Performance Adjustment Index would have had no effect on management fees.

      IMPACT OF PROPOSED CHANGE IN ROUNDING METHODOLOGY. The more precise rounding method for calculating the Performance Adjustment would have increased the management fee rate for the fiscal year ended November 30, 1997 by .0005% of the fund's average net assets for the year.

      COMBINED EFFECT OF PROPOSED FEE CHANGES. Assuming that the proposed Group Fee reductions, the proposed change in Performance Adjustment index and the more precise rounding methodology for the Performance Adjustment had been in effect during fiscal 1997, the fund's total management fee for fiscal 1997 would have decreased by 0.0579% of the fund's average net assets for the year. The future impact of the proposed fee changes will depend on many different factors and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. The proposed change to the Performance Adjustment index will either increase the management fee or reduce it, depending on the performance of the fund and the relative performance of the Proposed Index. Lastly, the more precise performance rounding methodology will result in a more accurate correlation of the fund's performance and resulting management fee amount, to the Proposed Index and may increase or decrease the Performance Adjustment depending on whether performance would have been rounded up or down.

      PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated December 1, 1994, which was approved by shareholders on November 16, 1994. (For information on FMR, see the section entitled "Activities and Management of FMR," on page ______.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as
Exhibit 3 on page _______. Except for the material modifications discussed in this proposal, the Amended Contract is substantially the same as the fund's
Present Contract with FMR. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page ______. If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.

      MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $426 billion or less. Above $426 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.

      The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add five new, lower breakpoints applicable when group assets are above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee, see the section entitled "Present Management Contracts" on page _______.)

                          GROUP FEE RATE BREAKPOINTS
   Average Group           Present          Average Group          Amended
       Assets             Contract             Assets             Contract
    ($ Billions)          --------          ($ Billions)          --------
    ------------                            ------------
      Over 390             .2700%              390-426             .2700%

                                               426-462             .2650%

                                               462-498             .2600%

                                               498-534             .2550%

                                               Over 534            .2500%

      The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page ____.)

                           EFFECTIVE GROUP FEE RATES

           Group                     Present                    Amended
          Assets                     Contract                  Contract
       ($ Billions)                  --------                  --------
       -----------

                150                   .3371%                    .3371%

                200                   .3284%                    .3284%

                250                   .3219%                    .3219%

                300                   .3163%                    .3163%

                350                   .3113%                    .3113%

                400                   .3067%                    .3067%

                450                   .3026%                    .3024%

                500                   .2994%                    .2982%

                550                   .2967%                    .2942%

      FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $426 billion in 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for September 30, 1998 were approximately $591 billion.

      CHANGE IN PERFORMANCE ADJUSTMENT INDEX.

      COMPARISON OF PROPOSED AND CURRENT PERFORMANCE ADJUSTMENT INDICES. Under the Present Contract, the fund's Performance Adjustment is based on a comparison of the fund's performance (including expenses) to the performance of its Current Index. If the proposal is approved, the fund will change its Performance Adjustment index prospectively to the Proposed Index, the Russell Midcap Growth Index. The Russell MidCap Growth Index measures the performance of U.S.
domiciled companies ranked from number 201 to 1000 in market capitalization terms that are determined by Russell to be "growth" stocks as measured by their price-to-book ratios and forecasted growth values.

      The Proposed Index conforms more closely to the fund's growth investment strategy because Proposed Index emphasizes "growth" investment style and because the market capitalization range of the constituent companies of the Proposed Index correlates more closely to the universe of companies the fund considers when it pursues its strategy. Similar to the Proposed Index, the fund focuses on growth stocks and generally selects companies for their growth characteristics, emphasizing rapid growth. The Current Index, which is not style-specific and thus includes both "growth" and "value" stocks, measures the performance of smaller capitalization companies(ranked from number 1,001 to number 3,000 in terms of market capitalization). In short, the Proposed Index, with its growth orientation, is a more appropriate performance benchmark for the fund than the Current Index.

      FUND NAME CHANGE AND CHANGES TO NON-FUNDAMENTAL INVESTMENT POLICIES. If the proposal is approved, the Trustees intend to change the fund's name to "Fidelity Aggressive Growth Fund" and modify certain of the fund's non-fundamental investment policies (i.e., policies that can be changed without shareholder approval).

Under its current investment policies, the fund seeks capital appreciation by investing in equity securities of emerging growth companies and, under normal conditions, invests at least 65% of total assets in such securities. Emerging growth companies are defined in the fund's prospectus as companies that are in the developing stage of their life cycle that offer the potential for accelerated earnings or revenue growth. The fund's prospectus further states the FMR will focus on companies with market capitalizations of $5 billion or less, but also specifies that emerging growth companies may be of any size. If the change in Performance Adjustment Index is approved, the Trustees intend to remove references to emerging growth companies and specific capitalization ranges from the fund's policies. As a consequence, the fund's 65% investment policy above would be eliminated. In addition, the Trustees intend to replace the fund's market capitalization policy above with a more general policy that focuses the fund on medium-sized companies, but preserves its ability to make substantial investments in larger or smaller companies.

      IMPLEMENTATION OF CHANGE IN PERFORMANCE ADJUSTMENT INDEX. If the proposal is approved, the change in the fund's Performance Adjustment index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36 month blended index return that reflects the performance of the Proposed Index for the portion of the performance period subsequent to its adoption and the performance of Current Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

      MODIFICATIONS TO PERFORMANCE ADJUSTMENT. Rounding Method. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Current Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Current Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.). Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Proposed Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.

      During fiscal 1997, using the more precise rounding methodology, the impact on the annual performance fee rate would have been a 0.0005% increase in the management fee as a percentage of the fund's average net assets for the year.

      COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee for the fiscal year ended November 30, 1997, under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) to the management fee the fund would have incurred if the proposed Group Fee reduction, proposed rounding methodology, and the proposed change in Performance Adjustment index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for fiscal 1997 have been calculated using the rolling 36-month historical performance of the Proposed Index during the period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

               Present Contract       Amended Contract         Difference
                 $          %           $          %          $          %
Basic Fee    12,384,046   .6494     12,359,562   .6481       {24,484}  {.0013}

Performance
Adjustment    2,273,821   .1192      1,193,670   .0626    {1,080,151} {0.0566}
             ----------   -----      ---------   -----    -----------  -------
Total
Management
Fee          14,657,867   .7686     13,553,232   .7107    {1,104,635}  {.0579}

      The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 1997 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the proposed Group Fee reductions, the proposed rounding methodology, and the proposed change in Performance Adjustment index had been in effect during the same period. As with the table above, the Performance Adjustment incorporated in the management fee expense listed for the Amended Contract has been calculated using the rolling 36-month historical performance of the Proposed Index during fiscal 1997.

      The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage, of the fund's average net assets.

                            COMPARATIVE EXPENSE TABLE

      ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                      PRESENT CONTRACT          AMENDED CONTRACT
         Management Fee                       0.71%                   0.77%

         12b-1 Fee                            None                    None

         Other Expenses                       0.32%                   0.32%

Total Fund Operating Expenses                 1.03%                   1.09%

      A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.99% under the Present Contract and 1.05% under the Amended Contract.

      Example: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                    ------      -------     -------     --------
        Present Contract                $11         $33         $57         $126

        Amended Contract                $11         $35         $60         $133

      The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

      MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

      MATTERS CONSIDERED BY THE BOARD

      The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

      The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995 and the modification to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

      INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials that relate to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices,
(ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

      In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and
(j) the information furnished to investors, including the fund's shareholders.

      In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

      INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

      FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

      NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

      EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

      PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

      ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

      OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

      OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

      CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable, and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, the adoption of the Proposed Index, and the proposed modification to the Present Contract's amendment provisions are in the best interest of the fund's shareholders The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.

6.    TO APPROVE AN AMENDED  MANAGEMENT  CONTRACT FOR  FIDELITY  NEW  MILLENNIUM
      FUND.

      The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 4. The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs. In addition, the Amended Contract allows FMR and the Trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. (For information on FMR, see the section entitled "Activities and Management of FMR," on page ___.)

      CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.35%. The Basic Fee rate for the fund's fiscal year November 30, 1997 (not including the fee amendments discussed below) was 0.6487%.

      The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the S&P 500 (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.

      PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $426 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) allow FMR and the Trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details.

      IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $591 billion as of September 30, 1998), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended November 30, 1997, the management fee using the proposed Group Fee reductions (including the Performance Adjustment, as presently calculated) was 0.7364% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0013% compared to the rate FMR was entitled to receive under the Present Contract 0.7377%.

      IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have increased/decreased the management fee rate for the fiscal year November 30, 1997 by 0.001% of the Fund's average net assets for the year.

      COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended November 30, 1997, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.0012% reduction in the total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.

      A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 4 on page ____. Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page ____.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.

      MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $426 billion or less. Above $426 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.

      The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add five new, lower breakpoints applicable when group assets are above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page ____.)

               GROUP FEE RATE BREAKPOINTS

 Average Group    Present        Group       Amended
    Assets        Contract       Assets      Contract
 ($ Billions)     --------   ($ Billions)    --------
 ------------                ------------

   Over 390       .2700%        390-426      .2700%

                                426-462      .2650%

                                462-498      .2600%

                                498-534      .2550%

                               Over 534      .2500%

      The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page ___.)

               EFFECTIVE GROUP FEE RATES

       Group             Present           Amended
      Assets            Contract          Contract
   ($ Billions)

      150                 .3371%            .3371%

      200                 .3284%            .3284%

      250                 .3219%            .3219%

      300                 .3163%            .3163%

      350                 .3113%            .3113%

      400                 .3067%            .3067%

      450                 .3026%            .3024%

      500                 .2994%            .2982%

      550                 .2967%            .2942%

      FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $390 billion in 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for September 30, 1998 were approximately $391 billion.

      MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the

Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.

      COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

               Present Contract       Amended Contract         Difference
                 $          %           $          %          $          %
Basic Fee     9,326,746   .6487      9,307,556   .6473     {19,190}   {.0013}

Performance
Adjustment    1,280,137   .0890      1,281,179   .0891      1,042      .0001
              ---------   -----      ---------   -----      -----      -----
Total
Management
Fee          10,606,883   .7377     10,588,735   .7364      18,148    {.0012}

      The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 1997 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.

      The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.

                              COMPARATIVE FEE TABLE

    ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                             PRESENT          AMENDED
                             CONTRACT         CONTRACT

      Management Fee          0.74%           0.74%

      12 b-1 Fee              None            None

      Other Expenses           .25%           0.25
                              ----            ----
Total Fund Operating
Expenses                       .99%            .99%

      A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.94% under the Present Contract and 0.94% under the Amended Contract.

      EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period and (3) payment of the fund's 3.00% sales charge:

                                       1-YEAR     3-YEARS    5-YEARS    10-YEARS
                                       ------     -------    -------    --------

Present Contract                       $ 40       $ 61       $ 83       $ 148

Amended Contract                       $ 40       $ 61       $83        $ 148


      The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

      MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

MATTERS CONSIDERED BY THE BOARD

      The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

      The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

      INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund,
(iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2)
arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

      In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and
(j) the information furnished to investors, including the fund's shareholders.

      In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

      INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

      FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

      NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

      EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

      PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

      ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

      OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

      OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

      CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.

7. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, AND FIDELITY NEW MILLENNIUM FUND.

      The Board of Trustees has approved, and recommends that shareholders of Fidelity Growth Company Fund, Fidelity Emerging Growth Fund, and Fidelity New Millennium Fund approve a Distribution and Service Plan (the Plan) for each fund. A copy of the form of Plan is attached to this Proxy Statement as Exhibit 5.

      THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act. The Rule provides that, an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan
"describing all material aspects of the proposed financing of distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."

      The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares" and from the term "indirectly" as used in the Rule. The SEC has neither approved nor disapproved the Plan.

      The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation
(FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.

      The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

      Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.

      The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. In addition, any amendment of the fund's Management Contract to increase the amount paid by the fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of the fund. All material amendments to the Plan also must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding shares of the fund. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

      TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under the Management Contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believes to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to the fund and its shareholders.

     The Trustees noted that the fund's Plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of the fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to the fund; and consequently the effects of the Plan on existing shareholders.

      The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by the fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of the fund's shares may result. The Trustees believe that this flexibility has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.

      The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to the fund and its shareholders.

      CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR approval of the Plan. With respect to each fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

8. TO MAKE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN COMMON STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK NON-FUNDAMENTAL.

      The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would make the fund's current fundamental policy concerning investments in common stock and securities convertible into common stock non-fundamental. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies may be changed without shareholder approval. It is anticipated that making these policies non-fundamental will have no material impact on the way the fund is managed, its investment performance, or the securities or instruments in which the fund invests.

      Specifically,   the  Trustees  propose  to  make  the  following   current
fundamental investment policy concerning investments in common stock and securities convertible into common stock non-fundamental:

      "[The fund] will seek to do so [seek capital appreciation] primarily by investments in the common stock and securities convertible into common stock of companies that in FMR's judgment are experiencing or have the potential to experience above-average growth characteristics." (Bracketed language is provided for clarity and is not proposed to be changed.)

If shareholders approve this proposal, the Trustees intend to adopt unchanged the fund's previously fundamental policy as a new non-fundamental policy of the fund.

      DISCUSSION OF PROPOSED MODIFICATION. By making the policy non-fundamental, the fund will be able to more clearly communicate its investment strategy in conformity with the requirements of newly revised Form N-1A (the form used by open-end investment companies, like the fund, to register under the 1940 Act and the Securities Act of 1933). Revised Form N-1A requires concise, understandable descriptions of investment objectives and policies. In addition, making the investment policy above non-fundamental will allow the Trustees the flexibility to modify these policies, as necessary, in response to regulatory and other developments, such as the SEC's proposed "name test rule" (Name Test Rule), without having to incur the potential costs and delays of conducting a shareholder meeting. The SEC first proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, when eventually adopted by the SEC, may apply to the fund. When a definitive version of the rule is ultimately adopted, the foregoing investment policy may require modification to comply with the requirements of the definitive rule. Briefly stated, approval of the proposal will give the Trustees the flexibility to comply more quickly with the definitive Name Test Rule.

      Approval of the proposal will not alter the fund's fundamental investment objective requiring it to seek capital appreciation. As mentioned above, it is anticipated that approval of the proposal will not materially affect the manner in which the fund is managed, its investment performance or the securities, or instruments in which the fund invests.

      CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the proposed non-fundamental policy will become effective when the fund's disclosure is revised to reflect the change. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged and in effect.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

      The primary purpose of Proposal 9 is to revise the fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, The Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.

      It is not anticipated that this proposal will substantially affect the way a fund is currently managed. However, FMR is presenting it to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.

9. TO AMEND FIDELITY GROWTH COMPANY FUND'S, FIDELITY EMERGING GROWTH FUND'S, AND FIDELITY NEW MILLENNIUM FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.

      The current fundamental investment limitation concerning diversification for Fidelity Growth Company Fund and Fidelity New Millennium Fund is as follows:

      "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

      Fidelity Emerging Growth Fund's current fundamental investment limitation concerning diversification is as follows:

      "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the funds total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

      The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:

      "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, OR SECURITIES OF OTHER INVESTMENT COMPANIES) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

      The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation, subject to applicable 1940 Act requirements it would permit each fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund.

      If this proposal is approved, the amended fundamental diversification limitations cannot be changed without the approval of the shareholders.

      CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.

OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

      FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Growth Company Fund, Fidelity Emerging Growth Fund, and Fidelity New Millennium Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

      FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

      The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Robert A. Lawrence, Fred L. Henning, Jr., Boyce Greer, Abigail Johnson, Richard A. Spillane Jr., Dwight D. Churchill, Steven S. Wymer, Neal P. Miller, and Erin Sullivan are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

      All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

      During the period December 31, 1996 through September 30, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

      FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

      Funds with investment objectives similar to Fidelity Growth Company Fund, Fidelity Emerging Growth Fund, and Fidelity New Millennium Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

      The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

      Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

      In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in proposals 4, 5, and 6.

      In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

      Transfer  agent  fees  and  pricing  and   bookkeeping   fees,   including
reimbursement for out-of-pocket expenses, paid to FSC by each fund for fiscal 1997 are shown in the table below.

                                TRANSFER AGENCY AND PRICING AND BOOKKEEPING FEES

     Growth Company Fund                         $ 22,941,000

     Emerging Growth Fund                        $  5,761,000

     New Millennium Fund                         $  3,315,000

        Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered. Growth Company Fund's shares are offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues paid to FDC for fiscal 1997 are shown in the table below.

                                           SALES CHARGE REVENUE PAID TO FDC

   Growth Company Fund*                            $         0

   Emerging Growth Fund                            $   815,000

   New Millennium Fund                             $ 1,585,000

         * FDC voluntarily waived Growth Company's 3% sales charge from January 1, 1995 through December 31, 1996. On January 1, 1997, Growth Company's sales charge was eliminated.

      For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Fidelity Growth Company Fund's and Fidelity New Millennium Fund's performance to that of the Standard & Poor's 500 Index (S&P 500) and a comparison of Fidelity Emerging Growth Fund's performance to that of the Russell 2000 Index (Russell 2000).

      The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $543 billion of group net assets - the approximate level for November 1997 - was 0.2947%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.

      On January 1, 1996, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                   EFFECTIVE ANNUAL FEE RATES

     Average Group         Annualized           Group Net       Effective Annual
        Assets                Rate               Assets             Fee Rate
        ------                ----               ------             --------

         0 - $3 billion      .5200%           $0.5 billion           .5200%

         3 - 6               .4900                 25                .4238

         6 - 9               .4600                 50                .3823

        9 - 12               .4300                 75                .3626

        12 - 15              .4000                 100               .3512

        15 - 18              .3850                 125               .3430

        18 - 21              .3700                 150               .3371

        21 - 24              .3600                 175               .3325

        24 - 30              .3500                 200               .3284

        30 - 36              .3450                 225               .3249

        36 - 42              .3400                 250               .3219

        42 - 48              .3350                 275               .3190

        48 - 66              .3250                 300               .3163

        66 - 84              .3200                 325               .3137

       84 - 102              .3150                 350               .3113

       102 - 138             .3100                 375               .3090

       138 - 174             .3050                 400               .3067

       174 - 210             .3000                 425               .3046

       210 - 246             .2950                 450               .3024

       246 - 282             .2900                 475               .3003

       282 - 318             .2850                 500               .2982

       318 - 354             .2800                 525               .2962

       354 - 390             .2750                 550               .2942

       390 - 426             .2700

       426 - 462             .2650

       462 - 498             .2600

       498 - 534             .2550

       Over 534              .2500

      The individual fund fee rate for each of Fidelity Emerging Growth Fund and Fidelity New Millennium Fund is 0.35%. The individual fund fee rate for Fidelity Growth Company Fund is 0.30%. Based on the average group net assets of the funds advised by FMR for November 1997 each fund's annual basic fee rate would be as follows:

                           GROUP FEE RATE              INDIVIDUAL FUND FEE             BASIC FEE RATE
                           --------------                      RATE
                                                               ----


Emerging Growth                0.2947%               +         .35%                    =  0.6447%

Growth Company                 0.2947%               +         .30%                    =  0.5947%



                                       44


New Millennium                 0.2947%               +         .35%                    =  0.6447%

      One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

      COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 for Fidelity Growth Company Fund and Fidelity New Millennium Fund and the Russell 2000 for Fidelity Emerging Growth Fund over the same period. (The S&P 500 and the Russell 2000 will be referred to herein individually as "the Index."). The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

      Each fund's  performance is calculated  based on change in net asset value
(NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

      Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of its Index. Moreover, the comparative investment performance of the funds is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

      For fiscal 1997, the following table shows the amount that each fund paid to FMR for its services as investment adviser (these fees include the basic fee and the performance adjustment); each fund's management fee as a percentage of the fund's average net assets; and the amount of each fund's performance adjustment.



                                                                MANAGEMENT FEE AS A
                                                               PERCENT OF THE FUND'S             PERFORMANCE
                                     MANAGEMENT FEE             AVERAGE NET ASSETS               ADJUSTMENT

Emerging Growth                       $ 14,633,303                    0.7673%                    $  2,273,821

Growth Company                        $ 48,261,337                    0.4743%                    ${12,579,934}

New Millennium                        $ 10,587,694                    0.7364%                    $  1,280,137

      FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in each fund's management contract.

      FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services
(FBS), an indirect subsidiary of FMR Corp.

      The brokerage commissions paid by each fund to NFSC and FBS for fiscal 1997 are listed in the following table:

                                     Brokerage Commissions
                                         PAID TO NFSC                     BROKERAGE COMMISSIONS PAID TO FBS

Emerging Growth                           $   648,000                                  $     0

Growth Company                            $ 2,254,000                                  $ 7,000

New Millennium                            $   211,000                                  $ 3,000

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

      The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

      Please  advise  the  trust,  in care of [               ],  whether  other
persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                       EXHIBIT 1

              FORM OF AMENDED AND RESTATED DECLARATION OF TRUST


                            [DATED JANUARY 19, 1995]

      The language to be added to the current Declaration of Trust is UNDERLINED, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.


      AMENDED AND RESTATED DECLARATION OF TRUST, made [January 19, 1995] _______, 1998 by each of the Trustees whose signature is affixed hereto (the "Trustees").

      WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and

      WHEREAS, this Trust was initially made on October 12, 1982 by Edward C. Johnson, 3d. Caleb Loring, Jr. and Frank Nesvet, in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

      NOW,  THEREFORE,   the  Trustees  declare  that  all  money  and  property
contributed to the trust fund hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

              -------------------------------------------------

                                    ARTICLE I

                              NAME AND DEFINITIONS

NAME

      SECTION  1. This  Trust  shall be known as  "Fidelity  Mt.  Vernon  Street
Trust."

DEFINITIONS

      SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:


      (a) The [T]terms "Affiliated Person,"[,] "Assignment,"[,] "Commission,"[,] "Interested Person,"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

      (b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

      (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

      (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

      [(c)](e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

      [(d)](f) "Shareholder" means a record owner of Shares of the Trust;

      [(f)](g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each series shall be divided from time to time, [and includes] including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of [s]Shares as well as whole [s]Shares as consistent with the requirements of Federal and/or [other] state securities laws; [and]

      (h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III[.];

      [(b)](i) [The] "Trust" refers to Fidelity Mt. Vernon Street Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

      [(e)](j) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

      [(g)](k) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                                PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

                                   ARTICLE III

                               BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST


      SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. [and each] each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine[,]; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number[,]; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares[,];
(d) to abolish any one or more Series or Classes of Shares[,]; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.


ESTABLISHMENT OF SERIES AND CLASSES

      SECTION 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then trustees setting forth such establishment and designation and the relative rights and preferences of the shares of such Series or Class. At any time that there are no shares outstanding of any particular Series or Class previously established and designated, the trustees may by a majority vote abolish [that] such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

      SECTION 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.


INVESTMENT IN THE TRUST


      SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, [or] securities, or other property in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.


                       [ASSETS AND LIABILITIES OF SERIES]

                 ASSETS AND LIABILITIES OF SERIES AND CLASSES


      SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes[,] and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] or of its agent or agents and shall be held by the Trustees in [T]trust for the benefit of the holders of Shares of that Series.


      The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust [which] that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the series or classes in such manner as the trustees, in their sole discretion, deem fair and equitable[,] and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the shareholders of all series or classes for all purposes. Any creditor of any series may look only to the assets of that series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

      SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY


      SECTION 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any shareholder personally or to call upon any [s]Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any shareholder or Trustee).


                                   ARTICLE IV

                                  THE TRUSTEES

MANAGEMENT OF THE TRUST

      SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.


[ELECTION: INITIAL TRUSTEES]


INITIAL TRUSTEES; ELECTION


      SECTION 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward
C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]


TERM OF OFFICE OF TRUSTEES


      SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]special [M]meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.


RESIGNATION AND APPOINTMENT OF TRUSTEES


      SECTION 4. In case of the declination, death, resignation, retirement, or removal [, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the TrusteeS, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]Trust, the [t]Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

[TEMPORARY ABSENCE OF TRUSTEE]


TEMPORARY ABSENCE OF TRUSTEES


      SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.


NUMBER OF TRUSTEES

      SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.


      Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee [is absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or] is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[,] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].


EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

      SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

      SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V

                             POWERS OF THE TRUSTEES

POWERS


      SECTION 1. The Trustees, in all instances, shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, [T]the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] that they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

      (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

      (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

      (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.


      (d) to employ [a] one or more banks, [or] trust [company] companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the trust subject to any conditions set forth in this declaration of trust or in the bylaws, if any.


      (e) To retain a transfer agent and Shareholder servicing agent, or both.


      (f) To provide for the distribution of interests of the Trust either through a [p]Principal [u]Underwriter in the manner hereinafter provided for or by the Trust itself, or both.


      (g) To set record dates in the manner hereinafter provided for.


      (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent] investment adviser, manager, custodian, [or] underwriter, or other agent or independent contractor.

      (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

      (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

      (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.


      (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts Trust companies or investment companies].

      (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

      (n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in
Article III.

      (o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

      (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

      (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.


      (r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

      (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

      (t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

      (u) To interpret the investment policies, practices or limitations of any Series.

      (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

      [(t)](w) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

      The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the trustees. Any action by one or more of the trustees in their capacity as such hereunder shall be deemed an action on behalf of the trust or the applicable series and not an action in an individual capacity.

      The trustees shall not be limited to investing in obligations maturing before the possible termination of the trust or any Series or Class thereof.

      No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS


      SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.


ACTION BY THE TRUSTEES


      SECTION 3. Except as otherwise provided herein or in the 1940 Act, [T]the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which [of] the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, [or] telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the trust may be accomplished by telefax or other electro-mechanical means.


CHAIRMAN OF THE TRUSTEES

      SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

                                   ARTICLE VI

                              EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT


      SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]; interest expense, taxes, fees and commissions of every kind[,]; expenses of pricing Trust portfolio securities[,]; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]state laws and regulations[,]; charges of custodians, transfer agents, and registrars[,]; expenses of preparing and setting up in type [P]prospectuses and [S]statements of [A]additional [I]information[,]; expenses of printing and distributing prospectuses sent to existing Shareholders[,]; auditing and legal expenses[,]; reports to Shareholders[,]; expenses of meetings of Shareholders and proxy solicitations therefor[,]; insurance expense[,]; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.


                                   ARTICLE VII


       INVESTMENT ADVISER, PRINCIPAL[,] UNDERWRITER, AND TRANSFER AGENT


INVESTMENT ADVISER


      SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or
Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

      The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.


PRINCIPAL UNDERWRITER


      SECTION 2. The Trustees may in their discretion from time to time enter into [a] an exclusive or non-exclusive contract(s) on behalf of the trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]. [and] [s]Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.


TRANSFER AGENT


      SECTION 3. The Trustees may, in their discretion and from time to time, enter into one or more [a] transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.


PARTIES TO CONTRACT

      SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS


      SECTION 5. Any contract  entered into pursuant to Sections 1 and 2 of this
Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission ([including any amendments thereof] or other applicable act of congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

                                  ARTICLE VIII

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS


      SECTION 1. The shareholders shall have power to vote [(i)](a) for the election of Trustees as provided in Article IV, Section 2[, (ii)]; (b) for the removal of Trustees as provided in Article IV, Section 3(d)[, (iii)]; (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[, (iv)]; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[,
(v)]; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]; and [(vi)](g) with respect to such additional matters relating to the trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]state, as the Trustees may consider desirable.

      On any matter submitted to a vote of the Shareholders, all [s]Shares shall be voted by individual Series, except as provided in the following sentence and except [(i)](a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. [Each whole share] A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such series or class thereof [as to] on any matter on which [it] such Shareholder is entitled to vote, and each fractional dollar [share] amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS


      SECTION 2. The first  Shareholders'  meeting shall be held as specified in
Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, [the same may be amended from time to time,] seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.


QUORUM AND REQUIRED VOTE


      SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by shareholders of that Series or Class.


                                   ARTICLE IX

                                    CUSTODIAN

APPOINTMENT AND DUTIES


      SECTION 1. The Trustees shall at all times employ a bank, [or] a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the [c]Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:


      (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

      (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

      (3)   to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

      (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and


      (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

      The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, [or] a company that is a member of a national securities exchange, trust company [organized under the laws of the United States or one of the states thereof and] , or other entity permitted under the 1940 act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other [person] amount as [may] shall be [permitted] allowed by the Commission[, or otherwise in accordance with] or by the 1940 Act [as from time to time amended].

[CENTRAL CERTIFICATE SYSTEM]

CENTRAL DEPOSITORY SYSTEM

      SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.


                                    ARTICLE X


                         [DISTRIBUTIONS AND REDEMPTIONS]


       DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

  DISTRIBUTIONS

      SECTION 1.

      (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.


      (b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or classes thereof, at the election of each Shareholder of that Series.

      The  Trustees  may  adopt  and  offer  to   Shareholders   such   dividend
reinvestment plans, cash dividend payout plans, or related plans as the trustees shall deem appropriate.

      (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3[hereof a "stock dividend"].

REDEMPTIONS


      SECTION 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.


DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS


      SECTION 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series[,] or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this
Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par] per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.


SUSPENSION OF THE RIGHT OF REDEMPTION


      SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.


                                   ARTICLE XI

                 LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

      SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]


INDEMNIFICATION OF COVERED PERSONS

      SECTION 2.

            (a) Subject to the exceptions and  limitations  contained in Section
      (b) below:

                  (i) every  person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words  "claim,"  "action,"  "suit,"  or  "proceeding"
            shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No  indemnification  shall be  provided  hereunder  to a Covered
      Person:

                  (i) who shall have been  adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or


                  (ii) in the  event of a  settlement,  unless  there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,


                  (A) by the court or other body approving the settlement;


                  (B) by at least a majority of those  Trustees  who are neither
            [i]Interested [p]Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or


                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

      provided,   however,  that  any  Shareholder  may,  by  appropriate  legal proceedings, challenge any such determination by the Trustees, or by independent counsel.


            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in [p]Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [a](i) such Covered Person shall have provided appropriate security for such undertaking[, (b)]; (ii) the Trust is insured against losses arising out of any such advance payments; or [(c)](iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]

INDEMNIFICATION OF SHAREHOLDERS

      SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

                                   ARTICLE XII

                                  MISCELLANEOUS


[TRUST NOT A PARTNERSHIP]


TRUST NOT A PARTNERSHIP, ETC.


      SECTION 1. It is hereby expressly declared that a trust [and not partnership] is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.


TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY


      SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XII and to Article XI, shall be under no liability for any act or [O]omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.


ESTABLISHMENT OF RECORD DATES

      SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividendS, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividendS, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.


[TERMINATION OF TRUST]


DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.


      SECTION 4.1. DURATION. [(a) This] The Trust shall continue without limitation of time, but subject to the provisions of [sub-section (b) of] this [Section 4] Article XII.

      [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

      SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

      (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

      [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

      (ii) The Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with section
4.3 below; and

      [(ii) at any time sell and convert into money all of the assets of the Trust or any effected Series.]

      [Upon making  provision for the payment of all such  liabilities in either
(i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

      [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

      (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the shareholders of the trust or the series or class according to their respective rights; and

      (b) After termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of the Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the Terminated Series or Class, and the rights and interests of all shareholders of the Trust or the terminated Series or Class shall thereupon cease.

      SECTION 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or trust property allocated or belonging to such series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

      SECTION 4.4. Incorporation; Reorganization. Subject to applicable federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the trust or such series holds or is about to acquire shares or any other interest. Subject to applicable federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the trust property or a portion of the trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the trust or any series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.

FILING OF COPIES, REFERENCES, AND HEADINGS

      SECTION 5. The original or a copy of this instrument and of each [d]Declaration of [t]Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]Declaration of [t]Trust shall be filed by the Trustees with the Secretary of [t]The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]Declarations of [t]Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]Declaration of [t]Trust. In this instrument or in any such supplemental [d]Declaration of [t]Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]Declaration of [t]Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.


APPLICABLE LAW


      SECTION 6. The Trust set forth in this instrument is made in [t]The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS


      SECTION 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] except as specifically provided herein, the Trustees [shall] may, without shareholder vote, amend or otherwise supplement this [instrument,] Declaration of Trust by making an amendment, a [d]Declaration of [t]Trust supplemental hereto[, which thereafter shall form apart hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.] or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of
Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of SHareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.


FISCAL YEAR


      SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, IF ANY, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.


USE OF THE WORD "FIDELITY"


      SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.


PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.


      SECTION 10. (A) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

      (b) If any provision of this declaration trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of trust in any jurisdiction.

      IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 19th day] as of [January, 1995.] The date set forth above.


      [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT 2

                        UNDERLINED LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF
                               MANAGEMENT CONTRACT
                                     between
                        FIDELITY MT. VERNON STREET TRUST:
                          FIDELITY GROWTH COMPANY FUND
                                       and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY


      [MODIFICATION] Amendment made as of this [1st] __ day of _____ [January 1995] 19__, by and between Fidelity Mt. Vernon Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Growth Company Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

      Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [January 31, 1990] January 1, 1995, to a modification of said Contract in the manner set forth below. The [Modified] Amended Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [December 1, 1994] ___________or the first day of the month following approval.

      1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

            (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

      The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c) The Adviser  shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

      The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

      2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.


      3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the [S&P Composite Index of 500 Stocks] Russell 3000 Growth Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:


            (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

                  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

                AVERAGE NET ASSETS         ANNUALIZED FEE RATE (FOR EACH LEVEL)

                    0 - $ 3 billion                    .5200%

                      3 - 6                            .4900

                      6 - 9                            .4600

                      9 - 12                           .4300

                     12 - 15                           .4000

                     15 - 18                           .3850

                     18 - 21                           .3700

                     21 - 24                           .3600

                     24 - 30                           .3500

                     30 - 36                           .3450

                     36 - 42                           .3400

                     42 - 48                           .3350

                     48 - 66                           .3250

                     66 - 84                           .3200

                     84 - 102                          .3150

                    102 - 138                          .3100

                    138 - 174                          .3050

                    174 - 210                          .3000

                    210 - 246                          .2950

                    246 - 282                          .2900

                    282 - 318                          .2850

                    318 - 354                          .2800

                    354 - 390                          .2750
                    [Over 390]                         .2700
                          ----
                    390 - 426
                    ---   ---

                AVERAGE NET ASSETS         ANNUALIZED FEE RATE (FOR EACH LEVEL)

                     426 - 462                         .2650
                     ---   ---                         -----
                     462 - 498                         .2600
                     ---   ---                         -----
                     498 - 534                         .2550
                     ---   ---                         -----
                    OVER - 534                         .2500
                    ----   ---                         -----


                  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%.


            (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

      (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest .01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

      The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

      The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

            (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

            (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

      4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i)
interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

      5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.


      6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] 2000 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

            (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the portfolio] subject to the provisions of
Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.


            (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

      7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

      8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

      The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                              FIDELITY MT. VERNON STREET TRUST
                              on behalf of Fidelity Growth Company Fund



                                 By
                                    -----------------------------------------
                                    Senior Vice President


                              FIDELITY MANAGEMENT & RESEARCH COMPANY



                                 By
                                    -----------------------------------------
                                    President

                                                                       EXHIBIT 3

                        UNDERLINED LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF

                               MANAGEMENT CONTRACT
                                     between
                        FIDELITY MT. VERNON STREET TRUST:
                          FIDELITY EMERGING GROWTH FUND
                                       and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY


      [MODIFICATION] Amendment made AS OF this [1st] __ day of _____ [December 1994] 19__, by and between Fidelity Mt. Vernon Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Emerging Growth Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

      Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [April 1, 1992] December 1, 1994, to a modification of said Contract in the manner set forth below. The [Modified] Amended Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [December 1, 1994] or the first day of the month following approval.


      1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

            (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

      The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c) The Adviser  shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

      The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

      2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.


      3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the [Russell 2000 Index of small capitalization stocks] Russell Mid Cap Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:


            (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

                  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

         AVERAGE NET ASSETS    ANNUALIZED FEE RATE (FOR EACH LEVEL)

           0 - $ 3 billion                    .5200%
                3 - 6                         .4900
                6 - 9                         .4600
                9 - 12                        .4300
               12 - 15                        .4000
               15 - 18                        .3850
               18 - 21                        .3700
               21 - 24                        .3600
               24 - 30                        .3500
               30 - 36                        .3450
               36 - 42                        .3400
               42 - 48                        .3350
               48 - 66                        .3250
               66 - 84                        .3200
               84 - 102                       .3150
              102 - 138                       .3100
              138 - 174                       .3050
              174 - 210                       .3000
              210 - 246                       .2950
              246 - 282                       .2900
              282 - 318                       .2850
              318 - 354                       .2800
              354 - 390                       .2750
             [Over 390                        .2700
              390 - 426
              426 - 462                       .2650
              ---   ---                       -----

         AVERAGE NET ASSETS         ANNUALIZED FEE RATE (FOR EACH LEVEL)


             462 - 498                        .2600
             ---   ---                        -----
             498 - 534                        .2550
             ---   ---                        -----
             OVER - 534                       .2500
             ----   ---                       -----


                  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .35%.

            (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.


            (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest .01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.


      The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

      The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

            (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

            (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

      4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i)
interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

      5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.


      6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] 2000 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

            (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of
Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.


            (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

      7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

      8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

      The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                             FIDELITY MT. VERNON STREET TRUST
                             on behalf of Fidelity Emerging Growth Fund



                                By
                                   -----------------------------------------
                                   Senior Vice President

                             FIDELITY MANAGEMENT & RESEARCH COMPANY



                                By
                                   -----------------------------------------
                                   President

                                                                       EXHIBIT 4

                        UNDERLINED LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF

                               MANAGEMENT CONTRACT
                                     between
                        FIDELITY MT. VERNON STREET TRUST:
                          FIDELITY NEW MILLENNIUM FUND
                                       and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY


      [MODIFICATION] Amendment made as of this [1st] __ day of _____ [December 1994] 19__, by and between Fidelity Mt. Vernon Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity New Millennium Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

      Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [September 17, 1992] December 1, 1994, to a modification of said Contract in the manner set forth below. The [Modified] Amended Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [December 1, 1994] ___________ or the first day of the month following approval.

      1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the [Portfolio] fund, of all Trustees of the Fund who are "interested persons" of the fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

            (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

      The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c) The Adviser  shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

      The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

      2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

      3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the S&P Composite Index of 500 Stocks (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

            (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

                  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

         AVERAGE NET ASSETS    ANNUALIZED FEE RATE (FOR EACH LEVEL)

           0 - $ 3 billion                    .5200%
                3 - 6                         .4900
                6 - 9                         .4600
                9 - 12                        .4300
               12 - 15                        .4000
               15 - 18                        .3850
               18 - 21                        .3700
               21 - 24                        .3600
               24 - 30                        .3500
               30 - 36                        .3450
               36 - 42                        .3400
               42 - 48                        .3350
               48 - 66                        .3250
               66 - 84                        .3200
               84 - 102                       .3150
              102 - 138                       .3100
              138 - 174                       .3050
              174 - 210                       .3000
              210 - 246                       .2950
              246 - 282                       .2900
              282 - 318                       .2850
              318 - 354                       .2800
              354 - 390                       .2750
             [Over 390                        .2700
              390 - 426
              426 - 462                       .2650
              ---   ---                       -----

          AVERAGE NET ASSETS         ANNUALIZED FEE RATE (FOR EACH LEVEL)

             462 - 498                        .2600
             ---   ---                        -----
             498 - 534                        .2550
             ---   ---                        -----
             OVER - 534                       .2500
             ----   ---                       -----


                  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .35%.


            (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

            (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest .01%) that the portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.


            The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

            The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

            (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

            (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

            4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.


            5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

            6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] 2000 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

            (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of
Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.


            (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

            7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

            8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

            The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

            IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                 FIDELITY MT. VERNON STREET TRUST

                                 on behalf of Fidelity New Millennium Fund

                                 By
                                    ----------------------------------
                                       Senior Vice President

                                 FIDELITY MANAGEMENT & RESEARCH
                                 COMPANY

                                 By
                                    ----------------------------------
                                       President

                                                                       EXHIBIT 5

                                     FORM OF

                          DISTRIBUTION AND SERVICE PLAN
                  FIDELITY MT. VERNON STREET TRUST: [FUND NAME]


            1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of [Fund Name] (the "Portfolio"), a series of shares of Fidelity Mt.
Vernon Street Trust (the "Fund").

            2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.

            3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.

            4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

            5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by] a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

            6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 2000 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

            7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

            8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

            9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.

            10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.

            11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                  TABLE WILL BE UPDATED IN A SUBSEQUENT FILING





                                                                       EXHIBIT 6

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                                                             FISCAL         AVERAGE     RATIO OF NET
OBJECTIVE AND FUND                                                                  YEAR END (A)    NET ASSETS    ADVISORY FEES
                                                                                                   (MILLIONS)(B)   TO AVERAGE
                                                                                                                 NET ASSETS PAID
                                                                                                                   TO FMR (C)
GROWTH

Advisor Focus Funds:
   Consumer Industries: (o)**
     Class A                                                                           7/31/97      $       0.7         0.60%?
     Class T                                                                           7/31/97              3.9         0.60?
     Class B                                                                           7/31/97              0.3         0.60?
     Class C (Z)                                                                       7/31/98              0.3         0.60?
     Institutional Class                                                               7/31/97              1.1         0.60?

   Cyclical Industries: (o)**
     Class A                                                                           7/31/97              0.2         0.60?
     Class T                                                                           7/31/97              1.1         0.60?
     Class B                                                                           7/31/97              0.1         0.60?
     Class C (Z)*                                                                      7/31/98              0.0         0.60?
     Institutional Class                                                               7/31/97              4.1         0.60?

   Financial Services: (o)**
     Class A                                                                           7/31/97              2.9         0.60?
     Class T                                                                           7/31/97             22.0         0.60?
     Class B                                                                           7/31/97              3.3         0.60?
     Class C (Z)                                                                       7/31/98              5.3         0.60?
     Institutional Class                                                               7/31/97              2.2         0.60?

   Health Care: (o)**
     Class A                                                                           7/31/97              2.9         0.60?
     Class T                                                                           7/31/97             22.5         0.60?
     Class B                                                                           7/31/97              2.4         0.60?
     Class C (Z)                                                                       7/31/98              3.9         0.60?
     Institutional Class                                                               7/31/97              2.7         0.60?

   Natural Resources: (o)**
     Class A                                                                           7/31/97              4.5         0.60?
     Class T                                                                           7/31/97            634.0         0.60?
     Class B                                                                           7/31/97             49.4         0.60?
     Class C (Z)                                                                       7/31/98              1.1         0.60?
     Institutional Class                                                               7/31/97             10.8         0.60?

   Technology: (o)**
     Class A                                                                           7/31/97              3.6         0.60?
     Class T                                                                           7/31/97             25.8         0.60?


     Class B                                                                           7/31/97              2.2         0.60?
     Class C (Z)                                                                       7/31/98              2.1         0.60?
     Institutional Class                                                               7/31/97              1.6         0.60?

   Utilities Growth: (o)**
     Class A                                                                           7/31/97              0.4         0.60?
     Class T                                                                           7/31/97              3.8         0.60?
     Class B                                                                           7/31/97              0.8         0.60?
     Class C (Z)                                                                       7/31/98              1.2         0.60?
     Institutional Class                                                               7/31/97              1.8         0.60?

Blue Chip Growth (o)                                                                   7/31/97         10,047.1         0.51

Low-Priced Stock (o)                                                                   7/31/97          6,107.7         0.76

OTC Portfolio (o)                                                                      7/31/97          3,330.0         0.56

Export and Multinational Fund (o)                                                      8/31/97            415.7         0.60

Advisor Korea Fund, Inc. ((PHI))                                                       9/30/97             49.9         1.00






                                       2


Destiny I (o)                                                                          9/30/97        $ 5,260.4         0.36%
Destiny II (o)                                                                         9/30/97          3,074.7         0.50
Advisor Emerging Asia Fund, Inc. ((PHI))                                              10/31/97            130.4         1.16
Advisor Overseas: ((SIGMA))
   Class A                                                                            10/31/97              2.6         0.81
   Class T                                                                            10/31/97          1,112.8         0.81
   Class B                                                                            10/31/97             29.0         0.81
   Class C (Z)                                                                      10/31/98**              6.4         0.81
   Institutional Class                                                                10/31/97             30.4         0.81

Canada ((SIGMA))                                                                      10/31/97            127.5         0.39

Capital Appreciation (o)                                                              10/31/97          1,773.3         0.41

Disciplined Equity (o)                                                                10/31/97          2,212.1         0.44

Diversified International ((SIGMA))                                                   10/31/97          1,106.3         0.83

Emerging Markets ((SIGMA))                                                            10/31/97          1,049.2         0.75

Europe ((SIGMA))                                                                      10/31/97            874.8         0.78

Europe Capital Appreciation ((SIGMA))                                                 10/31/97            335.4         0.65

France ((SIGMA))                                                                      10/31/97              6.3         0.00*

Germany ((SIGMA))                                                                     10/31/97             11.9         0.48*

Hong Kong and China (m)                                                               10/31/97            217.5         0.75

International Value (m)                                                               10/31/97            305.5         0.85

Japan (m)                                                                             10/31/97            295.1         0.93

Japan Small Companies (m)                                                             10/31/97             94.1         0.75

Latin America ((SIGMA))                                                               10/31/97            868.0         0.75

Nordic ((SIGMA))**                                                                    10/31/97             68.5         0.75

Overseas ((SIGMA))                                                                    10/31/97          3,574.3         0.84

Pacific Basin (m)                                                                     10/31/97            347.5         0.70

Southeast Asia (m)                                                                    10/31/97            584.7         0.76

Stock Selector (o)                                                                    10/31/97          1,738.2         0.47

TechnoQuant Growth**                                                                  10/31/97             63.4         0.59?

United Kingdom ((SIGMA))                                                              10/31/97              5.1         0.00*

Value (o)                                                                             10/31/97          7,464.9         0.46

Worldwide ((SIGMA))                                                                   10/31/97          1,067.5         0.75

Advisor Equity Growth: (o)
   Class A                                                                            11/30/97             14.6         0.60
   Class T                                                                            11/30/97          3,860.7         0.60
   Class B                                                                            11/30/97             31.7         0.60
   Class C                                                                            11/30/97              0.5         0.60
   Institutional Class                                                                11/30/97          1,154.7         0.60

Advisor Growth Opportunities: (o)
   Class A                                                                            11/30/97            136.1         0.52?
   Class T                                                                            11/30/97         20,087.8         0.52?
   Class B                                                                            11/30/97            395.4         0.52?
   Class C                                                                            11/30/97              2.9         0.52?


                                       3

   Institutional Class                                                                11/30/97            384.3         0.52?

Advisor Large Cap: (o)

   Class A                                                                            11/30/97              1.5         0.60
   Class T                                                                            11/30/97             35.8         0.60
   Class B                                                                            11/30/97             16.1         0.60
   Class C*                                                                           11/30/97              0.0         0.60
   Institutional Class                                                                11/30/97              7.7         0.60

Advisor Mid Cap: (o)
   Class A                                                                            11/30/97              2.6         0.60
   Class T                                                                            11/30/97            266.9         0.60







                                       4


Advisor Mid Cap: (o) (continued)
   Class B                                                                            11/30/97      $      43.5         0.60%
   Class C                                                                            11/30/97              0.1         0.60
   Institutional Class                                                                11/30/97             52.0         0.60

Advisor Strategic  Opportunities: (o)
   Class A                                                                            11/30/97              1.1         0.40?
   Class T                                                                            11/30/97            494.6         0.40?
   Class B                                                                            11/30/97             99.5         0.40?
   Institutional Class                                                                11/30/97              5.9         0.40?
   Initial Class                                                                      11/30/97             20.5         0.40?

Advisor TechnoQuant Growth: (o)
   Class A                                                                            11/30/97              4.1         0.60
   Class T                                                                            11/30/97             13.0         0.60
   Class B                                                                            11/30/97              6.4         0.60
   Class C*                                                                           11/30/97              0.0         0.60
   Institutional Class                                                                11/30/97              1.3         0.60

Emerging Growth (o)                                                                   11/30/97          1,907.1         0.77

Growth Company (o)                                                                    11/30/97         10,175.2         0.47

New Millennium (o)                                                                    11/30/97          1,437.9         0.74

Retirement Growth (o)                                                                 11/30/97          4,042.6         0.41

Congress Street                                                                       12/31/97             86.8         0.45

Contrafund (o)                                                                        12/31/97         27,817.1         0.48

Exchange                                                                              12/31/97            291.8         0.54
Trend (o)                                                                             12/31/97          1,442.4         0.42

Variable Insurance Products:
   Growth
     Initial Class                                                                    12/31/97          6,937.2         0.60
     Service Class                                                                    12/31/97              0.6         0.60
   Overseas ((SIGMA))
     Initial Class                                                                    12/31/97          1,917.4         0.75
     Service Class                                                                    12/31/97              0.3         0.75

Variable Insurance Products II:
   Asset Manager: Growth (o)
     Initial Class                                                                    12/31/97            389.5         0.60
     Service Class*                                                                   12/31/97              0.0         0.60
   Contrafund (o)
     Initial Class                                                                    12/31/97          3,294.9         0.60
     Service Class                                                                    12/31/97              1.4         0.60




                                       5

Variable Insurance Products III:
   Growth Opportunities (o)
     Initial Class                                                                    12/31/97            703.1         0.60
     Service Class                                                                    12/31/97              0.7         0.60

Select Portfolios:
   Air Transportation (o)                                                              2/28/98             62.7         0.60
   American Gold                                                                       2/28/98            279.5         0.60
   Automotive (o)                                                                      2/28/98             62.2         0.59
   Biotechnology (o)                                                                   2/28/98            577.4         0.60
   Brokerage and Investment Management (o)                                             2/28/98            416.4         0.60
   Business Services and Outsourcing (o)                                               2/28/98              7.1         0.60((beta))
   Chemicals (o)                                                                       2/28/98             83.4         0.60
   Computers (o)                                                                       2/28/98            658.0         0.60
   Construction and Housing (o)                                                        2/28/98             26.0         0.60
   Consumer Industries (o)                                                             2/28/98             26.5         0.61
   Cyclical Industries (o)                                                             2/28/98              3.6         0.00*

Select Portfolios: (continued)
   Defense and Aerospace (o)                                                           2/28/98      $      63.9         0.60%
   Developing Communications (o)                                                       2/28/98            238.7         0.60
   Electronics (o)                                                                     2/28/98          2,374.6         0.60
   Energy (o)                                                                          2/28/98            191.3         0.59
   Energy Service (o)                                                                  2/28/98            964.1         0.59
   Environmental Services (o)                                                          2/28/98             27.8         0.60
   Financial Services (o)                                                              2/28/98            468.5         0.60
   Food and Agriculture (o)                                                            2/28/98            247.0         0.60
   Health Care (o)                                                                     2/28/98          1,590.8         0.60
   Home Finance (o)                                                                    2/28/98          1,334.7         0.60
   Industrial Equipment (o)                                                            2/28/98             60.1         0.60
   Industrial Materials (o)                                                            2/28/98             29.9         0.60
   Insurance (o)                                                                       2/28/98            110.4         0.60
   Leisure (o)                                                                         2/28/98            142.1         0.60
   Medical Delivery (o)                                                                2/28/98            159.1         0.60
   Medical Equipment and Systems (o)(Z)                                              2/28/99**              6.9         0.60((beta))
   Multimedia (o)                                                                      2/28/98             59.1         0.60
   Natural Gas (o)                                                                     2/28/98             82.3         0.59
   Natural Resources (o)                                                               2/28/98              6.4         0.00*
   Paper and Forest Products (o)                                                       2/28/98             24.2         0.60
   Precious Metals and Minerals (o)                                                    2/28/98            194.7         0.60
   Regional Banks (o)                                                                  2/28/98          1,035.6         0.60
   Retailing (o)                                                                       2/28/98            152.9         0.60
   Software and Computer Services (o)                                                  2/28/98            434.9         0.60
   Technology (o)                                                                      2/28/98            552.2         0.60
   Telecommunications (o)                                                              2/28/98            413.4         0.60
   Transportation (o)                                                                  2/28/98             57.4         0.59


   Utilities Growth (o)                                                                2/28/98            273.5         0.60

Magellan (o)                                                                           3/31/98         61,521.2         0.43

Large Cap Stock (o)                                                                    4/30/98            133.9         0.45

Mid Cap Stock (o)                                                                      4/30/98          1,579.2         0.60

Small Cap Stock (o)**                                                                  4/30/98            383.2         0.35*?

Small Cap Stock Selector (o)                                                           4/30/98            727.3         0.67

Contrafund II (o)                                                                      6/30/98            226.3         0.59

Fidelity Fifty (o)                                                                     6/30/98            180.5         0.43


(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1998, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions.

?    Annualized

*    Average  net assets for the period  shown were less than  $100,000

**   Less than a complete  fiscal year

(B)  Based on estimated expenses

(m) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), with respect to the fund.

((SIGMA)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.

(o) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

((PHI)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.

(Z) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

            Vote this proxy card TODAY! Your prompt response will
              save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

             VOTE BY PHONE: Call toll-free _____________________
                ***YOUR PERSONAL CONTROL NUMBER: __________***

 Your prompt response will save your fund the expense of additional mailings.


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST:  FIDELITY  GROWTH COMPANY FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Robert M. Gates and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on January 13, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ____________________________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                        Signature(s)(Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 316200104/fund #025

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
-----------------------------------------------------------

1.  To elect the twelve nominees     [  ] FOR all nominees  [  ]              1.
    specified below as Trustees:     listed (except as      WITHHOLD
    Ralph F. Cox, Phyllis Burke      marked to the contrary authority to vote
    Davis, Robert M. Gates, Edward   below).                for all
    C. Johnson 3d, E. Bradley                               nominees.
    Jones, Donald J. Kirk, Peter S.
    Lynch, William O. McCoy, Gerald
    C. McDonough, Marvin L. Mann,
    Robert C. Pozen, and Thomas R.
    Williams
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE NOMINEE(S)
    ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------
2.   To ratify the selection of PricewaterhouseCoopers FOR[ ] AGAINST[ ] ABSTAIN [ ] 2.
     LLP as independent accountants of the funds.

3.   To authorize the Trustees to adopt an amended and FOR[ ] AGAINST[ ] ABSTAIN [ ] 3.
     restated Declaration of Trust.

4.   To     approve     an    amended management contract  ] ] AGAINST [ ] ABSTAIN [ ] 4.
     for the fund  that  would  reduce the management fee
     payable  to FMR by  the fund  as FMR's  assets under
     management    increase  and   would    change    the
     comparative securities index  used  for  calculating
     the fund's management fee  performance adjustment.

7.   To approve a Distribution  and Service Plan for the   FOR [ ] AGAINST [ ] ABSTAIN [ ] 7.
     fund which describes  all  material  aspects  of the
     proposed  financing  for  the  distribution  of fund
     shares.

8.   To  make  the fund's  fundamental policy  concerning  FOR [ ] AGAINST [ ] ABSTAIN [ ] 8.
     investment   in    common   stock   and   securities
     convertible into common stock non-fundamental.

9.   To  amend  the fund's diversification  limitation to  FOR [ ] AGAINST [ ] ABSTAIN [ ] 9.
     exclude  "securities of other  investment  companies"
     from issuer diversification limits.


GCF PXC 1198                                       cusip # 316200104/fund# 025

            Vote this proxy card TODAY! Your prompt response will
              save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

             VOTE BY PHONE: Call toll-free _____________________
                ***YOUR PERSONAL CONTROL NUMBER: __________***

 Your prompt response will save your fund the expense of additional mailings.


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST:  FIDELITY  GROWTH COMPANY FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Robert M. Gates, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MT. VERNON STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on January 13, 1999, at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ____________________________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                        Signature(s)(Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                       (025, 324, 300 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.  To elect the twelve nominees       [  ] FOR all nominees    [  ]          1.
    specified below as Trustees:       listed (except as        WITHHOLD
    Ralph F. Cox, Phyllis Burke        marked to the contrary   authority to vote
    Davis, Robert M. Gates, Edward     below).                  for all
    C. Johnson 3d, E. Bradley                                   nominees.
    Jones, Donald J. Kirk, Peter S.
    Lynch, William O. McCoy, Gerald
    C. McDonough, Marvin L. Mann,
    Robert C. Pozen, and Thomas R.
    Williams  (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S),
    WRITE THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE BELOW.)

-------------------------------------------------------------------------------------

2.   To ratify the selection of PricewaterhouseCoopers FOR [ ] AGAINST [ ] ABSTAIN 2.
     LLP as independent accountants of the funds.

3.   To authorize the Trustees to adopt an amended and FOR [ ] AGAINST [ ] ABSTAIN 3.
     restated Declaration of Trust.

4.   To approve  an amended  management  contract for  FOR [ ] AGAINST [ ] ABSTAIN 4.
     the fund that  would  reduce  the management fee
     payable  to FMR by  the  fund  as  FMR's  assets
     under management increase and would  change  the
     comparative securities index used for calculating
     the fund's management fee performance adjustment.

7.   To  approve  a  Distribution and Service Plan for FOR [ ] AGAINST [ ] ABSTAIN 7.
     the fund which describes  all  material  aspects
     of the  proposed financing for the distribution
     of fund shares.

8.   To make the fund's  fundamental policy concerning FOR [ ] AGAINST [ ] ABSTAIN 8.
     investment  in   common   stock  and   securities
     convertible into common stock non-fundamental.

9.   To amend the fund's diversification limitation to FOR [ ] AGAINST [ ] ABSTAIN 9.
     exclude "securities of other investment companies"
     from issuer diversification limits.


VERN PXC 1198                                             cusip #316200104 #025H

            Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

             VOTE BY PHONE: Call toll-free _____________________
                ***YOUR PERSONAL CONTROL NUMBER: __________***

 Your prompt response will save your fund the expense of additional mailings.


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST:  FIDELITY EMERGING GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Robert M. Gates and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on January 13, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________________________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                       Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 316200203/fund #324

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.  To elect the twelve nominees      [  ] FOR all nominees   [  ]       1.
    specified below as Trustees:      listed (except as       WITHHOLD
    Ralph F. Cox, Phyllis Burke       marked to the contrary  authority to vote
    Davis, Robert M. Gates, Edward    below).                 for all
    C. Johnson 3d, E. Bradley                                 nominees.
    Jones, Donald J. Kirk, Peter S.
    Lynch, William O. McCoy, Gerald
    C. McDonough, Marvin L. Mann,
    Robert C. Pozen, and Thomas R.
    Williams
    (INSTRUCTION:TO WITHHOLD AUTHORITY
    TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
    WRITE THE NAME(S)OF THE NOMINEE(S) ON
    THE LINE BELOW.)


--------------------------------------------------------------------------------

2.   To ratify the selection of PricewaterhouseCoopers FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
     LLP as independent accountants of the funds.

3.   To authorize the Trustees to adopt an amended and FOR [ ] AGAINST [ ] ABSTAIN [ ] 3.
     adopt an amended and restated Declaration of Trust.

5.   To approve an amended management contract         FOR [ ] AGAINST [ ] ABSTAIN [ ] 5.
     for the fund that would reduce the management
     fee  payable  to  FMR by the  fund  as  FMR's
     assets  under  management  increase and would
     change the comparative  securities index used
     for  calculating  the fund's  management  fee
     performance adjustment.

7.   To approve a Distribution and Service Plan for    FOR [ ] AGAINST [ ] ABSTAIN [ ] 7.
     the fund which describes all material  aspects
     of the  proposed financing for the distribution
     of fund shares.

9.   To amend the fund's diversification limitation    FOR [ ] AGAINST [ ] ABSTAIN [ ] 9.
     to  exclude  "securities  of other  investment
     companies" from issuer diversification limits.



FEG PXC 1198                                         cusip # 316200203/fund# 324

            Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

             VOTE BY PHONE: Call toll-free _____________________
                ***YOUR PERSONAL CONTROL NUMBER: __________***

 Your prompt response will save your fund the expense of additional mailings.


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST:  FIDELITY EMERGING GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Robert M. Gates, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MT. VERNON STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on January 13, 1999, at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ____________________________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                       Signature(s)(Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                       (025, 324, 300 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.  To  elect  the twelve nominees specified    [ ] FOR all nominees   [ ]      1.
    below as Trustees: Ralph F. Cox, Phyllis    listed (except as      WITHHOLD
    Burke  Davis, Robert M. Gates, Edward  C.   marked to the contrary authority
    Johnson 3d, E. Bradley Jones, Donald J.     below).                to vote for
    Kirk, Peter S. Lynch, William O. McCoy,                            all nominees.
    Gerald C. McDonough, Marvin L. Mann,
    Robert C. Pozen, and Thomas R. Williams
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
    VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S)OF THE NOMINEE(S)ON THE LINE
    BELOW.)


--------------------------------------------------------------------------------

2.   To ratify the selection of PricewaterhouseCoopers FOR[ ] AGAINST[ ] ABSTAIN[ ] 2.
     LLP as independent accountants of the funds.

3.   To authorize the Trustees to adopt an amended and FOR[ ] AGAINST[ ] ABSTAIN[ ] 3.
     restated Declaration of Trust.

5.   To approve an amended management contract for the FOR[ ] AGAINST[ ] ABSTAIN[ ] 5.
     fund  that   would   reduce  the management  fee
     payable  to FMR by  the  fund  as  FMR's  assets
     under management increase and would  change  the
     comparative securities index used for calculating
     calculating the fund's management fee performance
     adjustment.

7.   To  approve  a Distribution and Service Plan for  FOR[ ] AGAINST[ ] ABSTAIN[ ] 7.
     the fund which describes  all  material  aspects
     of the  proposed financing for the distribution
     of fund shares.

9.   To amend the fund's diversification limitation to FOR[ ] AGAINST[ ] ABSTAIN [ ] 9.
     exclude "securities of other investment companies"
     from issuer diversification limits.



VERN PXC 1198                                             cusip #316200203 #324H

            Vote this proxy card TODAY! Your prompt response will
              save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

             VOTE BY PHONE: Call toll-free _____________________
                ***YOUR PERSONAL CONTROL NUMBER: __________***

 Your prompt response will save your fund the expense of additional mailings.


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST:  FIDELITY NEW MILLENNIUM  FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Robert M. Gates and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MT. VERNON STREET TRUST: FIDELITY NEW MILLENNIUM FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on January 13, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________________________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                       Signature(s)(Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 316200302/fund #300

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.  To elect the twelve nominees specified             [ ]FOR all nominees [ ]       1.
    below as Trustees: Ralph F. Cox, Phyllis           listed (except as   WITHHOLD
    Burke listed authority Davis, Robert M.            marked to the       authority to vote
    Gates, Edward C. Johnson 3d, E. Bradley            contrary below).    for all
    Jones, Donald J. Kirk, Peter S. Lynch,                                 nominees.
    William O. McCoy, Gerald  C. McDonough,
    Marvin L. Mann, Robert C. Pozen, and
    Thomas R. Williams
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
    VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE NOMINEE(S) ON THE LINE
    BELOW.)


--------------------------------------------------------------------------------

2.   To ratify the selection of PricewaterhouseCoopers  FOR[ ] AGAINST[ ] ABSTAIN[ ]  2.
     LLP as independent accountants of the funds.

3.   To authorize  the Trustees to adopt an amended and FOR[ ] AGAINST[ ] ABSTAIN[ ]  3.
     restated Declaration of Trust.

6.   To approve an amended management contract for      FOR[ ] AGAINST[ ] ABSTAIN[ ]  6.
     management  contract for the  fund that would
     reduce the management fee payable to FMR by the
     fund as FMR's assets under management increase.

7.   To approve a Distribution and Service Plan for the FOR[ ] AGAINST[ ] ABSTAIN[ ]  7.
     fund which describes  all  material  aspects  of
     the proposed financing for the distribution of
     fund shares.

9.   To amend the fund's diversification  limitation    FOR[ ] AGAINST[ ] ABSTAIN[ ]  9.
     to exclude  "securities of other  investment
     companies" from issuer diversification limits.



NMFX PXC 1198                                        cusip # 316200302/fund# 300

            Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

             VOTE BY PHONE: Call toll-free _____________________
                ***YOUR PERSONAL CONTROL NUMBER: __________***

 Your prompt response will save your fund the expense of additional mailings.


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST:  FIDELITY NEW MILLENNIUM  FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Robert M. Gates, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MT. VERNON STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on January 13, 1999, at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ____________________________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                       Signature(s)(Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                       (025, 324, 300 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.  To elect the twelve nominees specified       [ ]FOR all nominees  [ ]      1.
    below as Trustees: Ralph F. Cox, Phyllis     listed (except as    WITHHOLD
    Burke Davis, Robert M. Gates, Edward  C.     marked to the        authority to
    Johnson 3d, E. Bradley Jones, Donald J.      contrary below).     vote for all
    Kirk, Peter S. Lynch, William O. McCoy,                           nominees.
    Gerald C. McDonough, Marvin L. Mann,
    Robert C. Pozen, and Thomas R. Williams
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
    VOTE FOR ANY INDIVIDUAL NOMINEE(S),
    WRITE THE NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)


--------------------------------------------------------------------------------

2.   To ratify the selection of PricewaterhouseCoopers  FOR[ ] AGAINST[ ] ABSTAIN[ ]  2.
     LLP as independent accountants of the funds.

3.   To authorize  the  Trustees to adopt an amended    FOR[ ] AGAINST[ ] ABSTAIN[ ]  3.
     and restated Declaration of Trust.

6.   To approve an amended management  contract for     FOR[ ] AGAINST[ ] ABSTAIN[ ]  6.
     the fund that would reduce the management  fee
     payable to FMR by the fund as FMR's assets under
     management increase.

7.   To approve a Distribution and Service Plan for the FOR[ ] AGAINST[ ] ABSTAIN[ ]  7.
     fund which describes  all  material  aspects
     of the proposed financing for the distribution
     of fund shares.

9.   To amend the fund's diversification  limitation to FOR[ ] AGAINST[ ] ABSTAIN[ ] 9.
     exclude "securities of other investment companies"
     from issuer diversification limits.



VERN PXC 1198                                             cusip #316200302 #300H